UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2020

Eldorado Resorts, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36629	46-3657681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Liberty Street, Suite 1150 Reno, NV	89501
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (775) 328-0100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001, par value	ERI	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On March 9, 2020, Eldorado Resorts, Inc., a Nevada corporation (the “Company”) and its wholly-owned subsidiary New Tropicana OpCo, Inc., a Delaware corporation, entered into an Equity Purchase Agreement (the “Equity Purchase Agreement”) with Maverick NV LLC, a Nevada series limited liability company (“Buyer 1”), MontBleu Operator LLC, a Nevada limited liability company (“Buyer 2” and, together with Buyer 1, collectively the “Buyer”), and, solely for purposes of Section 9.19 of the Equity Purchase Agreement, Maverick Gaming LLC, a Nevada limited liability company, pursuant to which (i) Buyer 2 will purchase certain assets of Columbia Properties Tahoe, LLC, a Nevada limited liability company and wholly owned subsidiary of the Company (the “Target”) and (ii) immediately thereafter, Buyer 1 will purchase all of the outstanding equity interests in the Target (the “Sale”).

The Equity Purchase Agreement contains customary representations, warranties, covenants and indemnification obligations. Consummation of the Sale is subject to customary conditions, including, among other things, (i) the absence of any injunction or order preventing the transactions contemplated by the Equity Purchase Agreement, (ii) approval of the transaction by the Federal Trade Commission, (iii) receipt of regulatory approvals, including applicable gaming regulatory approvals, (iv) accuracy of the respective parties’ representations and warranties and (v) compliance by the parties with their respective covenants and obligations. The obligation of the Buyer to consummate the Sale is not subject to a financing condition.

On March 10, 2020, the Company issued a press release announcing the transactions described in this Item 8.01. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release dated March 10, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELDORADO RESORTS, INC., a Nevada corporation

Date: March 9, 2020	By:	/s/ Thomas R. Reeg
	Name:	Thomas R. Reeg
	Title:	Chief Executive Officer